EXHIBIT 22



                    SUBSIDIARIES OF REGISTRANT
                    --------------------------


     Listed below are the names and states of incorporation or jurisdiction of organization of each of Registrant's subsidiaries. Each subsidiary does business only under its official name or an abbreviated form of its official name, except BANK IV Kansas, National Association, carries on its credit card and debit card activities under the names "KBC Card Services" and Fourth Financial Card Company" and carries on its residential mortgage origination and servicing activities under the name " BANK IV Mortgage Company".


           Name                          State or Jurisdiction
           ----                          ---------------------
               Subsidiaries of Registrant
               -------------------------

BANK IV Kansas, National Association            United States

BANK IV Oklahoma, National Association          United States

IV Commercial Acquisition, Inc.                 Kansas

Fourth Financial Insurance Company              Arizona

BANK IV Financial Services, Inc.                Kansas

Southgate Trust Company                         Kansas

Fourth Investment Advisors, Inc.                Oklahoma

BANK IV Community Development Corporation       Kansas

               Subsidiaries of BANK IV Kansas
               ------------------------------

OA Management, Inc.                             Kansas

CSI Holdings, Inc.                              Kansas

Townsite Plaza Development, Inc.                Kansas

SG Company                                      Kansas

BANC IV Investments, Inc.                       Kansas

               Subsidiaries of BANK IV Oklahoma
               --------------------------------

Quatro I, Inc.                                  Oklahoma

Boston Holdings, Ltd.                           Delaware

         Subsidiary of IV Commercial Acquisition, Inc.
         ---------------------------------------------

IV CB&T-Tulsa Holdings, Inc.                    Oklahoma